Exhibit 10.7

教育云平合技术运维服务合同

Technical Operation & Maintenance Service Contract for Education Cloud Platform

甲方：世界图书出版上海有限公司（以下简称甲方）

Party A: Shanghai World Publishing Corporation (hereinafter referred to as "Party A")

联系地址：上海市广中路88号9-10楼

Address: 9-10F, No.88 Guangzhong Road, Shanghai

联系人：熊佳

Contact Person: Xiong Jia

电话：021-62990305

Tel.: 021-62990305

乙方：北京华夏大地数码信息技术有限公司（以下简称乙方）

Party B: Beijing Huaxia Dadi Digital Information Technology Co., Ltd. (hereinafter referred to as "Party B")

联系地址：北京经济财开发区地盛北街1号北工大软件园40号楼505室

Address: Room 505, No.40 Building, Software Park, Beijing University of Technology, No. 1, North Disheng Street, Beijing Economic and Technological Development Area, Beijing

联系人：王雯

Contact Person: Wang Wen

电话：010-57925037

Tel.: 010-57925037

甲乙双方经友好协商，就甲方委托乙方提供教育云平台技术运维服务事宜达成如下协议：

With respect to entrusting Party B to provide technical operation and maintenance services for education cloud platform of Party A, Party A and Party B have, upon friendly negotiation, agreed as follows:

一、服务内容

I. Services

1、乙方向甲方提供甲方教育云平台运行所需要的专用服务器、网络存储、网络带宽、标准机架、标准电源、网络端口、IP地址等网络计算资源，保证甲方教育云平台的正常运营；

1. Party B shall provide Party A with network and computing resources such as special servers, network storage, network bandwidth, standard frames, standard power source, network port, and IP addresses required for the operation of Party A's education cloud platform, to ensure the normal operation thereof;

2、乙方提供的计算资源应能保证甲方15所（含）以内接入教育云平台的实验学校进行正常的教学和学习，如当年服务的学校超过15所学校，超过学校数量的服务费用在后续的服务合同中予以体现，当年不再另外结算；

2. The computing resources to be provided by Party B shall guarantee normal teaching and studies of no more than 15 experimental schools that have gained access to Party A's education cloud platform; if there are more than 15 schools that are entitled to the services, the service fees for those schools other than 15 schools shall be reflected in subsequent service contracts and shall not be otherwise settled in the same year;

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3、乙方为甲方项目学校使用教育云平台提供技术支持服务，技术支持服务包括：（1）向甲方项目学校远程或现场部署教育云平台；（2）对甲方项目学校的教师和学生进行总计不少于240人时的技术培训/服务，技术培训/服务的内容由双方协商确定；

3. Party B shall provide technical supports and services for the education cloud platform used by the schools participating in Party A's project, which shall include: (1) deploying the education cloud platform on site or remotely for such schools; (2) providing technical trainings/services for the teachers and students of such schools for a total of no less than 240 man-hours with the contents of technical trainings/services to be determined by the Parties through negotiation;

4、乙方向甲方提供甲方套卷与题库管理系统运行所需要的专用服务器、网络存储、网络带宽、标准机架、标准电源、网络端口、IP地址等网络计算资源，保证甲方套卷与题库管理系统的正常运营。

4. Party B shall provide Party A with network and computing resources such as special servers, network storage, network bandwidth, standard frames, standard power source, network port, and IP addresses required for the operation of Party A's exam paper and pool management system to ensure the normal operation thereof.

二、双方的权利和义务

II. Rights and Obligations

1、甲方应按照约定及时足额向乙方支付技术运维服务的费用；

1. Party A shall pay full amount of fees of the technical operation and maintenance service to Party B in time as agreed;

2、乙方应不间断对服务器的进行日常维护和监控，以保证甲方教育云平台和套卷与题库管理系统的正常运行；

2. Party B shall carry out routine maintenance and monitoring over the servers without interruption to ensure the normal operation of Party A's education cloud platform and the exam paper and pool management system;

3、乙方应保证甲方教育云平台和套卷与题库管理系统的联通性；

3. Party B shall guarantee the connectivity between Party A's education cloud platform and the exam paper and pool management system;

4、乙方应保证甲方的用户信息、数据安全和知识产权；

4. Party B shall guarantee the safety of Party A's user information and data and the intellectual property rights;

5、乙方应根据甲方要求及时完成教育云平台软件升级、远程部署等服务，现场部署不少于4次；

5. Party B shall timely complete services such as the upgrading of education cloud platform software and remote deployment according to Party A's requirements and carry out at least four times of on-site deployment;

6、乙方对甲方技术人员进行不低于10小时的系统运维培训，以协助甲方技术人员能够独立完成教育云平台的技术运维工作；

6. Party B shall provide no less than 10 hours of training on system operation and maintenance for Party A's technical personnel to assist Party A's technical personnel in completing the technical operation and maintenance of the education cloud platform independently;

7、如教育云平台软件在使用过程中因故障（不可抗力除外）对甲方造成严重影响或损失的，乙方应承担相应的责任，并应及时赶到现场配合甲方进行处理。甲方有权定期或不定期检查维护质量，对乙方未达要求的，相应核减维护费用。

7. If any fault during the use of the education cloud platform software (except for the fault due to force majeure) has caused any serious impact or loss to Party A, Party B shall undertake corresponding liabilities and timely reach the site to assist Party A in handling the situation. Party A shall have the right to inspect the quality of maintenance on a regular or irregular basis, and where Party B fails to meet the requirements, the maintenance fees shall be reduced correspondingly.

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三、服务费用及支付方式

III. Service Term, Service Fee and Payment Mode

1、本协议约定乙方为甲方提供教育云平台运维服务的时间自2017年1月1日起至2017年12月31日止；乙方为甲方提供套卷与题库管理系统运维服务的时间自2017年6月15日起至2017年12月31日止；

1. It is agreed herein that the period for Party B to provide the service of operation and maintenance of the education cloud platform for Party A shall commence on January 1, 2017 and end on December 31, 2017; the period for Party B to provide the service of operation and maintenance of the exam paper and pool management system for Party A shall commence on June 15, 2017 and end on December 31, 2017;

2、甲方支付乙方服务费人民币伍拾伍万元整（小写：￥550000.00元）；

2. The service fee to be paid by Party A to Party B shall be RMB Five Hundred and Fifty Thousand Only (in figure: RMB 550,000.00);

3、本协议签订10个工作日内，甲方以转帐方式向乙方支付第一期服务费人民币叁拾万元整（小写：￥300000.00元），2017年12月31日前甲方以转帐方式向乙方支付第二期服务费人民币贰拾伍万元整（小写：￥250000.00元）；

3. Party A shall pay the first installment of the service fee of RMB Three Hundred Thousand Only (in figure: RMB 300,000.00) to Party B by transfer within 10 working days after this Contract is signed; and Party A shall pay the second installment of the service fee of RMB Two Hundred and Fifty Thousand Only (in figure: RMB 250,000.00) to Party B by transfer before December 31, 2017;

4、服务期满后如甲方需要乙方继续提供服务，双方另签合同。

4. The Parties shall sign another contract if Party A requires Party B to continue to provide the service after the service term expires.

四、违约责任

IV. Liability for Breach of Contract

1、若一方违约应承担相应的赔偿责任，给对方造成损失的按国家有关法规承担相应的赔偿责任。

1. Either party that breaches the Contract shall undertake corresponding liabilities for compensation; where it has caused any loss to the other party, it shall undertake corresponding liabilities for compensation in accordance with relevant national laws and regulations.

2、由于水灾、火灾、地震、干旱、战争或合同一方无法预见、控制、避免和克服的其他事件导致不能或暂时不能全部或部分履行本合同，该方可以免责。但是，受不可抗力事件影响的一方须尽快将事件发生状况通知另一方，并在不可抗力事件影响消除日起15日内将有关机构出具的不可抗力事件的证明寄交对方。

2. Either party hereto may be exempted from liability for inability or temporary inability to partially or fully perform the Contract resulting from flood, fire, earthquake, drought, war or any other event that cannot be foreseen, controlled, prevented or overcome by such party, provided that the party affected by such force majeure event shall notify the other party of occurrence of such event as soon as possible and send evidences of such force majeure event issued by any competent authority to the other party within 15 days after the influence of such force majeure event is eliminated.

五、其它

V. Miscellaneous

1、因履行本合同所发生的一切争议应通过友好协商解决。如协商不能解决争议，则由甲方所在地法院管辖。

1. Any and all disputes arising from the performance of the Contract shall be solved through friendly negotiation. Where such negotiation fails, the dispute shall submit to the jurisdiction of the court at the place where Party A is located.

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2、本合同从签字盖章之日起生效。

2. The Contract shall take effect when it is signed and affixed with seals.

3、本合同一式两份，甲、乙双方各执壹份，具有同等法律效力。

3. The Contract is made in duplicate, one for each party with the same legal effect.

甲方 (Party A) 世界图书出版上海有限公司 Shanghai World Publishing Corporation (Company Seal)	乙方 (Party B) 北京华夏大地数码信息技术有限公司 Beijing Huaxia Dadi Digital Information Technology Co., Ltd. (Company Seal)

代表人（签字）： Representative (signature):	代表人（签字）： Representative (signature):

日期：2017年6月19日 Date: June 19, 2017	日期：2017年6月19日 Date: June 19, 2017

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